EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–12
Consumer & Business Banking	13
Mortgage Banking	14–16
Card, Commerce Solutions & Auto	17–18
Corporate & Investment Bank	19–21
Commercial Banking	22–23
Asset Management	24–26
Corporate	27–28

Credit-Related Information	29–32

Non-GAAP Financial Measures	33
Glossary of Terms (a)

(a)	Refer to the Glossary of Terms on pages 309–313 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q15 Change
SELECTED INCOME STATEMENT DATA	1Q15		4Q14	3Q14	2Q14		1Q14	4Q14	1Q14
Reported Basis
Total net revenue	$24,066		$22,750	$24,469	$24,678		$23,215	6%	4%
Total noninterest expense	14,883		15,409	15,798	15,431		14,636	(3)	2
Pre-provision profit	9,183		7,341	8,671	9,247		8,579	25	7
Provision for credit losses	959		840	757	692		850	14	13
NET INCOME	5,914		4,931	5,565	5,980		5,269	20	12

Managed Basis (a)
Total net revenue	24,820		23,549	25,146	25,337		23,853	5	4
Total noninterest expense	14,883		15,409	15,798	15,431		14,636	(3)	2
Pre-provision profit	9,937		8,140	9,348	9,906		9,217	22	8
Provision for credit losses	959		840	757	692		850	14	13
NET INCOME	5,914		4,931	5,565	5,980		5,269	20	12

EARNINGS PER SHARE DATA
Net income: Basic	$1.46		$1.20	$1.37	$1.47		$1.29	22	13
Diluted	1.45		1.19	1.35	1.46		1.28	22	13
Average shares: Basic	3,725.3		3,730.9	3,755.4	3,780.6		3,787.2	—	(2)
Diluted	3,757.5		3,765.2	3,788.7	3,812.5		3,823.6	—	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$224,818		$232,472	$225,188	$216,725		$229,770	(3)	(2)
Common shares at period-end	3,711.1		3,714.8	3,738.2	3,761.3		3,784.7	—	(2)
Closing share price (b)	$60.58		$62.58	$60.24	$57.62		$60.71	(3)	—
Book value per share	57.77		56.98	56.41	55.44		53.97	1	7
Tangible book value per share (c)	45.45		44.60	44.04	43.08		41.65	2	9
Cash dividends declared per share	0.40		0.40	0.40	0.40	(g)	0.38	—	5

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	11%		9%	10%	11%		10%
Return on tangible common equity (“ROTCE”) (c)	14		11	13	14		13
Return on assets	0.94		0.78	0.90	0.99		0.89

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	10.7	(f)	10.2	10.2	9.8		10.9
Tier 1 capital ratio	12.1	(f)	11.6	11.5	11.0		12.0
Total capital ratio	13.6	(f)	13.1	12.8	12.5		14.5

95% CONFIDENCE LEVEL- TOTAL VaR
Average VaR	$43		$40	$36	$55		$42	8	2

Note: Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit, which impacted the Tax Oriented Investments (“TOI”) business of the Corporate & Investment Bank (“CIB”). As a result of the adoption of this new guidance, the Firm made an accounting policy election to amortize the initial cost of its qualifying investments in proportion to the tax credits and other benefits received, and to present the amortization as a component of income tax expense (previously such amounts were predominantly presented in other income). The guidance was required to be applied retrospectively, and accordingly certain prior period amounts have been revised to conform with the current period presentation. The cumulative effect on retained earnings was a reduction of $338 million as of January 1, 2015, inclusive of a $321 million reduction of retained earnings as of January 1, 2014; and the amount of amortization of such investments reported in income tax expense under the current period presentation was $274 million, $270 million, $268 million, $267 million and $264 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. For additional information on the impact to the effective tax rate as a result of this adoption, see page 4. The impact on net income and earnings per share in prior periods was not material. The adoption of the guidance did not materially change the Firm’s results of operations on a managed basis as the Firm had previously presented and will continue to present the revenue from such investments on a fully taxable-equivalent ("FTE") basis for purposes of managed basis reporting.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 33.

(d)	Ratios are based upon annualized amounts.

(e)
As of March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, the ratios presented are calculated under Basel III Advanced Transitional. As of March 31, 2014, the ratios presented are calculated under Basel III Standardized Transitional. See footnote (a) on page 9 for additional information on Basel III.

(f)	Estimated.

(g)	On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,577,148	$2,572,773	$2,526,655	$2,519,995	$2,476,650	—%	4%
Loans:
Consumer, excluding credit card loans	305,215	295,374	288,860	289,178	288,168	3	6
Credit card loans	123,257	131,048	126,959	126,129	121,816	(6)	1
Wholesale loans	335,713	330,914	327,438	331,676	320,987	1	5
Total Loans	764,185	757,336	743,257	746,983	730,971	1	5
Deposits:
U.S. offices:
Noninterest-bearing	441,245	437,558	440,067	417,607	384,503	1	15
Interest-bearing	644,228	643,350	619,595	623,781	625,641	—	3
Non-U.S. offices:
Noninterest-bearing	18,484	19,078	19,134	17,757	13,590	(3)	36
Interest-bearing	263,930	263,441	255,738	260,606	258,971	—	2
Total deposits	1,367,887	1,363,427	1,334,534	1,319,751	1,282,705	—	7

Long-term debt (a)	280,608	276,836	268,721	269,929	274,512	1	2
Common stockholders’ equity	214,371	211,664	210,876	208,520	204,246	1	5
Total stockholders’ equity	235,864	231,727	230,939	226,983	219,329	2	8

Loans-to-deposits ratio	56%	56%	56%	57%	57%

Headcount	241,145	241,359	242,388	245,192	246,994	—	(2)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$10,704	$10,949	$11,367	$11,518	$10,534	(2)	2
Corporate & Investment Bank	9,582	7,383	9,105	9,265	8,842	30	8
Commercial Banking	1,742	1,770	1,703	1,731	1,678	(2)	4
Asset Management	3,005	3,200	3,046	2,982	2,800	(6)	7
Corporate	(213)	247	(75)	(159)	(1)	NM	NM
TOTAL NET REVENUE	$24,820	$23,549	$25,146	$25,337	$23,853	5	4

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,219	$2,179	$2,529	$2,496	$1,981	2	12
Corporate & Investment Bank	2,537	972	1,680	2,131	2,125	161	19
Commercial Banking	598	693	671	677	594	(14)	1
Asset Management	502	540	590	569	454	(7)	11
Corporate	58	547	95	107	115	(89)	(50)
NET INCOME	$5,914	$4,931	$5,565	$5,980	$5,269	20	12

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Included unsecured long-term debt of $209.5 billion, $207.5 billion, $204.7 billion, $205.6 billion and $206.1 billion for the periods ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(b)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q15 Change
REVENUE	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
Investment banking fees	$1,794	$1,833	$1,538	$1,751	$1,420	(2)%	26%
Principal transactions	3,655	1,335	2,966	2,908	3,322	174	10
Lending- and deposit-related fees	1,363	1,454	1,479	1,463	1,405	(6)	(3)
Asset management, administration and commissions	3,807	4,110	3,978	4,007	3,836	(7)	(1)
Securities gains	52	29	6	12	30	79	73
Mortgage fees and related income	705	855	903	1,291	514	(18)	37
Card income	1,431	1,526	1,537	1,549	1,408	(6)	2
Other income	582	546	955	899	613	7	(5)
Noninterest revenue	13,389	11,688	13,362	13,880	12,548	15	7
Interest income	12,565	12,951	12,926	12,861	12,793	(3)	(2)
Interest expense	1,888	1,889	1,819	2,063	2,126	—	(11)
Net interest income	10,677	11,062	11,107	10,798	10,667	(3)	—
TOTAL NET REVENUE	24,066	22,750	24,469	24,678	23,215	6	4

Provision for credit losses	959	840	757	692	850	14	13

NONINTEREST EXPENSE
Compensation expense	8,043	6,860	7,831	7,610	7,859	17	2
Occupancy expense	933	1,006	978	973	952	(7)	(2)
Technology, communications and equipment expense	1,491	1,495	1,465	1,433	1,411	—	6
Professional and outside services	1,634	2,080	1,907	1,932	1,786	(21)	(9)
Marketing	591	726	610	650	564	(19)	5
Other expense (a)	2,191	3,242	3,007	2,833	2,064	(32)	6
TOTAL NONINTEREST EXPENSE	14,883	15,409	15,798	15,431	14,636	(3)	2
Income before income tax expense	8,224	6,501	7,914	8,555	7,729	27	6
Income tax expense	2,310	1,570	2,349	2,575	2,460	47	(6)
NET INCOME	$5,914	$4,931	$5,565	$5,980	$5,269	20	12

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.46	$1.20	$1.37	$1.47	$1.29	22	13
Diluted earnings per share	1.45	1.19	1.35	1.46	1.28	22	13

FINANCIAL RATIOS
Return on common equity (b)	11%	9%	10%	11%	10%
Return on tangible common equity (b)(c)	14	11	13	14	13
Return on assets (b)	0.94	0.78	0.90	0.99	0.89
Effective income tax rate	28	24	30	30	32
Overhead ratio	62	68	65	63	63

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. Prior to the adoption of this accounting guidance, the effective tax rate was 21%, 28%, 28% and 30% for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(a)
Included Firmwide legal expense of $687 million, $1.1 billion, $1.1 billion and $669 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively; legal expense for the three months ended March 31, 2014 was not material.

(b)	Ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE see pages 2 and 33.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2015
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2015	2014	2014	2014	2014	2014	2014
ASSETS
Cash and due from banks	$22,821	$27,831	$25,372	$27,523	$26,321	(18)%	(13)%
Deposits with banks	506,383	484,477	414,312	393,909	372,531	5	36
Federal funds sold and securities purchased under
resale agreements	219,344	215,803	214,336	248,149	265,168	2	(17)
Securities borrowed	108,376	110,435	118,873	113,967	122,021	(2)	(11)
Trading assets:
Debt and equity instruments	317,407	320,013	338,204	330,165	315,932	(1)	—
Derivative receivables	81,574	78,975	72,453	62,378	59,272	3	38
Securities	331,136	348,004	366,358	361,918	351,850	(5)	(6)
Loans	764,185	757,336	743,257	746,983	730,971	1	5
Less: Allowance for loan losses	14,065	14,185	14,889	15,326	15,847	(1)	(11)
Loans, net of allowance for loan losses	750,120	743,151	728,368	731,657	715,124	1	5
Accrued interest and accounts receivable	70,006	70,079	75,504	78,677	74,612	—	(6)
Premises and equipment	14,963	15,133	15,177	15,216	14,919	(1)	—
Goodwill	47,453	47,647	47,970	48,110	48,065	—	(1)
Mortgage servicing rights	6,641	7,436	8,236	8,347	8,552	(11)	(22)
Other intangible assets	1,128	1,192	1,274	1,339	1,489	(5)	(24)
Other assets	99,796	102,597	100,218	98,640	100,794	(3)	(1)
TOTAL ASSETS	$2,577,148	$2,572,773	$2,526,655	$2,519,995	$2,476,650	—	4

LIABILITIES
Deposits	$1,367,887	$1,363,427	$1,334,534	$1,319,751	$1,282,705	—	7
Federal funds purchased and securities loaned or sold
under repurchase agreements	196,578	192,101	198,746	216,561	217,442	2	(10)
Commercial paper	55,655	66,344	59,960	63,804	60,825	(16)	(8)
Other borrowed funds	29,035	30,222	31,892	34,713	31,951	(4)	(9)
Trading liabilities:
Debt and equity instruments	84,437	81,699	84,305	87,861	91,471	3	(8)
Derivative payables	73,836	71,116	58,951	50,795	49,138	4	50
Accounts payable and other liabilities	202,157	206,939	211,043	203,875	202,489	(2)	—
Beneficial interests issued by consolidated VIEs	51,091	52,362	47,564	45,723	46,788	(2)	9
Long-term debt	280,608	276,836	268,721	269,929	274,512	1	2
TOTAL LIABILITIES	2,341,284	2,341,046	2,295,716	2,293,012	2,257,321	—	4

STOCKHOLDERS’ EQUITY
Preferred stock	21,493	20,063	20,063	18,463	15,083	7	42
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	92,245	93,270	93,060	92,879	92,623	(1)	—
Retained earnings	134,048	129,977	126,896	123,166	118,992	3	13
Accumulated other comprehensive income	2,430	2,189	3,266	3,438	2,276	11	7
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(18,436)	(17,856)	(16,430)	(15,047)	(13,729)	(3)	(34)
TOTAL STOCKHOLDERS’ EQUITY	235,864	231,727	230,939	226,983	219,329	2	8
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,577,148	$2,572,773	$2,526,655	$2,519,995	$2,476,650	—	4

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q15 Change
AVERAGE BALANCES	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
ASSETS
Deposits with banks	$480,182	$414,672	$362,434	$334,953	$319,130	16%	50%
Federal funds sold and securities purchased under
resale agreements	217,546	215,439	224,088	237,440	245,389	1	(11)
Securities borrowed	111,197	115,033	118,014	114,905	118,227	(3)	(6)
Trading assets - debt instruments	210,069	222,223	213,335	204,242	202,387	(5)	4
Securities	334,967	350,804	360,365	353,278	348,771	(5)	(4)
Loans	757,638	746,735	741,831	737,613	730,312	1	4
Other assets (a)	37,202	38,873	41,718	41,514	41,430	(4)	(10)
Total interest-earning assets	2,148,801	2,103,779	2,061,785	2,023,945	2,005,646	2	7
Trading assets - equity instruments	112,118	114,652	118,201	121,184	112,525	(2)	—
Trading assets - derivative receivables	83,901	76,937	65,786	60,830	64,820	9	29
All other noninterest-earning assets	212,190	216,076	209,100	214,677	219,713	(2)	(3)
TOTAL ASSETS	$2,557,010	$2,511,444	$2,454,872	$2,420,636	$2,402,704	2	6
LIABILITIES
Interest-bearing deposits	$904,325	$880,283	$865,041	$863,163	$866,759	3	4
Federal funds purchased and securities loaned or
sold under repurchase agreements	200,236	206,671	213,975	212,555	200,918	(3)	—
Commercial paper	60,013	61,833	59,359	59,760	58,682	(3)	2
Trading liabilities - debt, short-term and other liabilities (b)	223,361	224,967	219,666	221,001	214,810	(1)	4
Beneficial interests issued by consolidated VIEs	50,718	48,281	47,336	47,407	49,058	5	3
Long-term debt	279,318	273,829	266,639	271,194	269,403	2	4
Total interest-bearing liabilities	1,717,971	1,695,864	1,672,016	1,675,080	1,659,630	1	4
Noninterest-bearing deposits	432,188	418,313	404,634	380,836	377,520	3	14
Trading liabilities - equity instruments	18,210	15,659	17,385	15,505	16,432	16	11
Trading liabilities - derivative payables	76,049	64,784	51,524	49,487	53,143	17	43
All other noninterest-bearing liabilities	79,415	84,874	81,090	77,806	80,626	(6)	(2)
TOTAL LIABILITIES	2,323,833	2,279,494	2,226,649	2,198,714	2,187,351	2	6
Preferred stock	20,825	20,063	18,602	15,763	13,556	4	54
Common stockholders’ equity	212,352	211,887	209,621	206,159	201,797	—	5
TOTAL STOCKHOLDERS’ EQUITY	233,177	231,950	228,223	221,922	215,353	1	8
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,557,010	$2,511,444	$2,454,872	$2,420,636	$2,402,704	2	6

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.29%	0.31%	0.33%	0.33%	0.33%
Federal funds sold and securities purchased under
resale agreements	0.74	0.75	0.71	0.67	0.72
Securities borrowed (d)	(0.44)	(0.45)	(0.50)	(0.46)	(0.30)
Trading assets - debt instruments	3.39	3.35	3.49	3.62	3.59
Securities	2.82	2.77	2.73	2.79	2.77
Loans	4.28	4.32	4.33	4.40	4.49
Other assets (a)	1.59	1.61	1.63	1.66	1.58
Total interest-earning assets	2.42	2.49	2.54	2.60	2.63

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.16	0.18	0.18	0.19	0.20
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.29	0.28	0.25	0.30	0.33
Commercial paper	0.23	0.22	0.22	0.23	0.23
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.28	0.26	0.12	0.48	0.44
Beneficial interests issued by consolidated VIEs	0.79	0.80	0.82	0.89	0.87
Long-term debt	1.59	1.55	1.61	1.61	1.76
Total interest-bearing liabilities	0.45	0.44	0.43	0.49	0.52

INTEREST RATE SPREAD	1.97%	2.05%	2.11%	2.11%	2.11%
NET YIELD ON INTEREST-EARNING ASSETS	2.07%	2.14%	2.19%	2.19%	2.20%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this stock borrow activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 33.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
OTHER INCOME
Other income - reported	$582	$546	$955	$899	$613	7%	(5)%
Fully taxable-equivalent adjustments (a)	481	537	424	415	412	(10)	17
Other income - managed	$1,063	$1,083	$1,379	$1,314	$1,025	(2)	4

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,389	$11,688	$13,362	$13,880	$12,548	15	7
Fully taxable-equivalent adjustments (a)	481	537	424	415	412	(10)	17
Total noninterest revenue - managed	$13,870	$12,225	$13,786	$14,295	$12,960	13	7

NET INTEREST INCOME
Net interest income - reported	$10,677	$11,062	$11,107	$10,798	$10,667	(3)	—
Fully taxable-equivalent adjustments (a)	273	262	253	244	226	4	21
Net interest income - managed	$10,950	$11,324	$11,360	$11,042	$10,893	(3)	1

TOTAL NET REVENUE
Total net revenue - reported	$24,066	$22,750	$24,469	$24,678	$23,215	6	4
Fully taxable-equivalent adjustments (a)	754	799	677	659	638	(6)	18
Total net revenue - managed	$24,820	$23,549	$25,146	$25,337	$23,853	5	4

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,183	$7,341	$8,671	$9,247	$8,579	25	7
Fully taxable-equivalent adjustments (a)	754	799	677	659	638	(6)	18
Pre-provision profit - managed	$9,937	$8,140	$9,348	$9,906	$9,217	22	8

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,224	$6,501	$7,914	$8,555	$7,729	27	6
Fully taxable-equivalent adjustments (a)	754	799	677	659	638	(6)	18
Income before income tax expense - managed	$8,978	$7,300	$8,591	$9,214	$8,367	23	7

INCOME TAX EXPENSE
Income tax expense - reported	$2,310	$1,570	$2,349	$2,575	$2,460	47	(6)
Fully taxable-equivalent adjustments (a)	754	799	677	659	638	(6)	18
Income tax expense - managed	$3,064	$2,369	$3,026	$3,234	$3,098	29	(1)

OVERHEAD RATIO
Overhead ratio - reported	62%	68%	65%	63%	63%
Overhead ratio - managed	60	65	63	61	61

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$10,704	$10,949	$11,367	$11,518	$10,534	(2)%	2%
Corporate & Investment Bank	9,582	7,383	9,105	9,265	8,842	30	8
Commercial Banking	1,742	1,770	1,703	1,731	1,678	(2)	4
Asset Management	3,005	3,200	3,046	2,982	2,800	(6)	7
Corporate	(213)	247	(75)	(159)	(1)	NM	NM
TOTAL NET REVENUE	$24,820	$23,549	$25,146	$25,337	$23,853	5	4

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,190	$6,411	$6,305	$6,456	$6,437	(3)	(4)
Corporate & Investment Bank	5,657	5,576	6,035	6,058	5,604	1	1
Commercial Banking	709	666	668	675	686	6	3
Asset Management	2,175	2,320	2,081	2,062	2,075	(6)	5
Corporate	152	436	709	180	(166)	(65)	NM
TOTAL NONINTEREST EXPENSE	$14,883	$15,409	$15,798	$15,431	$14,636	(3)	2

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,514	$4,538	$5,062	$5,062	$4,097	(1)	10
Corporate & Investment Bank	3,925	1,807	3,070	3,207	3,238	117	21
Commercial Banking	1,033	1,104	1,035	1,056	992	(6)	4
Asset Management	830	880	965	920	725	(6)	14
Corporate	(365)	(189)	(784)	(339)	165	(93)	NM
PRE-PROVISION PROFIT	$9,937	$8,140	$9,348	$9,906	$9,217	22	8

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$930	$950	$902	$852	$816	(2)	14
Corporate & Investment Bank	(31)	(59)	(67)	(84)	49	47	NM
Commercial Banking	61	(48)	(79)	(67)	5	NM	NM
Asset Management	4	3	9	1	(9)	33	NM
Corporate	(5)	(6)	(8)	(10)	(11)	17	55
PROVISION FOR CREDIT LOSSES	$959	$840	$757	$692	$850	14	13

NET INCOME
Consumer & Community Banking	$2,219	$2,179	$2,529	$2,496	$1,981	2	12
Corporate & Investment Bank	2,537	972	1,680	2,131	2,125	161	19
Commercial Banking	598	693	671	677	594	(14)	1
Asset Management	502	540	590	569	454	(7)	11
Corporate	58	547	95	107	115	(89)	(50)
TOTAL NET INCOME	$5,914	$4,931	$5,565	$5,980	$5,269	20	12

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2015
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2015		2014	2014	2014	2014	2014	2014
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$167,142	(g)	$164,426	$162,462	$159,755	$156,548	2%	7%
Tier 1 capital	188,791	(g)(h)	186,294	183,777	179,553	173,105	1	9
Total capital	223,256	(g)	221,225	218,416	213,449	208,104	1	7
Risk-weighted assets (b)	1,540,181	(g)	1,472,602	1,462,240	1,458,620	1,438,354	5	7
CET1 capital ratio	10.9	(g)%	11.2%	11.1%	11.0%	10.9%
Tier 1 capital ratio	12.3	(g)	12.7	12.6	12.3	12.0
Total capital ratio	14.5	(g)	15.0	14.9	14.6	14.5

Advanced Transitional
CET1 capital	$167,142	(g)	164,426	162,462	159,755		2%
Tier 1 capital	188,791	(g)(h)	186,294	183,777	179,553		1
Total capital	213,359	(g)	210,684	204,235	202,745		1
Risk-weighted assets	1,563,473	(g)	1,608,240	1,598,788	1,626,427		(3)
CET1 capital ratio	10.7	(g)%	10.2%	10.2%	9.8%
Tier 1 capital ratio	12.1	(g)	11.6	11.5	11.0
Total capital ratio	13.6	(g)	13.1	12.8	12.5

Leverage-based capital metrics
Adjusted average assets (c)	$2,510,897	(g)	$2,465,414	$2,408,498	$2,374,025	$2,355,690	2	7
Tier 1 leverage ratio	7.5	(g)%	7.6	7.6	7.6	7.3
SLR leverage exposure (d)	$3,302,501	(g)
SLR (d)	5.7	(g)%

TANGIBLE COMMON EQUITY (period-end) (e)
Common stockholders’ equity	$214,371		$211,664	$210,876	$208,520	$204,246	1	5
Less: Goodwill	47,453		47,647	47,970	48,110	48,065	—	(1)
Less: Other intangible assets	1,128		1,192	1,274	1,339	1,489	(5)	(24)
Add: Deferred tax liabilities (f)	2,870		2,853	2,991	2,969	2,935	1	(2)
Total tangible common equity	$168,660		$165,678	$164,623	$162,040	$157,627	2	7

TANGIBLE COMMON EQUITY (average) (e)
Common stockholders’ equity	$212,352		$211,887	$209,621	$206,159	$201,797	—	5
Less: Goodwill	47,491		47,900	48,081	48,084	48,054	(1)	(1)
Less: Other intangible assets	1,162		1,241	1,308	1,416	1,548	(6)	(25)
Add: Deferred tax liabilities (f)	2,862		2,922	2,980	2,952	2,944	(2)	(3)
Total tangible common equity	$166,561		$165,668	$163,212	$159,611	$155,139	1	7

INTANGIBLE ASSETS (period-end)
Goodwill	$47,453		$47,647	$47,970	$48,110	$48,065	—	(1)
Mortgage servicing rights	6,641		7,436	8,236	8,347	8,552	(11)	(22)
Other intangible assets	1,128		1,192	1,274	1,339	1,489	(5)	(24)
Total intangible assets	$55,222		$56,275	$57,480	$57,796	$58,106	(2)	(5)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. On February 21, 2014, the Federal Reserve informed the Firm that it had satisfactorily completed the parallel run requirements and was approved to calculate, and publicly disclose commencing with the second quarter of 2014, capital under the transitional Advanced approach, in addition to the transitional Standardized approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 146-–153 of the 2014 Annual Report.

(b)	Effective January 1, 2015, Basel III Standardized Transitional RWA is calculated under the Basel III definition of the Standardized approach. Prior periods were based on Basel I with 2.5.

(c)
Adjusted average assets, for purposes of calculating the Tier 1 leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)
Beginning with the first quarter of 2015, the Firm is required to calculate a supplementary leverage ratio (“SLR”). The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(e)	For further discussion of TCE, see page 33.

(f)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(g)	Estimated.

(h)	At March 31, 2015, TruPS included in Basel III Tier 1 capital were $1.0 billion.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q15 Change
	1Q15	4Q14	3Q14	2Q14		1Q14	4Q14	1Q14
EARNINGS PER SHARE
Basic earnings per share
Net income	$5,914	$4,931	$5,565	$5,980		$5,269	20%	12%
Less: Preferred stock dividends	324	326	304	268		227	(1)	43
Net income applicable to common equity	5,590	4,605	5,261	5,712		5,042	21	11
Less: Dividends and undistributed earnings allocated to
participating securities	138	117	133	144		149	18	(7)
Net income applicable to common stockholders	$5,452	$4,488	$5,128	$5,568		$4,893	21	11

Total weighted-average basic shares outstanding	3,725.3	3,730.9	3,755.4	3,780.6		3,787.2	—	(2)
Net income per share	$1.46	$1.20	$1.37	$1.47		$1.29	22	13

Diluted earnings per share
Net income applicable to common stockholders	$5,452	$4,488	$5,128	$5,568		$4,893	21	11
Total weighted-average basic shares outstanding	3,725.3	3,730.9	3,755.4	3,780.6		3,787.2	—	(2)
Add: Employee stock options, SARs and warrants (a)	32.2	34.3	33.3	31.9		36.4	(6)	(12)
Total weighted-average diluted shares outstanding (b)	3,757.5	3,765.2	3,788.7	3,812.5		3,823.6	—	(2)
Net income per share	$1.45	$1.19	$1.35	$1.46		$1.28	22	13

COMMON DIVIDENDS
Cash dividends declared per share	$0.40	$0.40	$0.40	$0.40	(f)	$0.38	—	5
Dividend payout ratio	27%	33%	29%	27%		29%

COMMON EQUITY REPURCHASE PROGRAM (c)
Total shares of common stock repurchased	32.5	25.3	25.5	24.8		6.7	28	385
Average price paid per share of common stock	$58.40	$59.80	$58.37	$55.53		$57.31	(2)	2
Aggregate repurchases of common equity:
Settlement-date basis	$1,899.9	$1,509.7	$1,488.7	$1,375.4		$385.9	26	392
Trade-date basis	1,855.7	1,499.9	1,471.6	1,462.5		399.9	24	364

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans (d)	28.8	1.8	2.4	1.4		35.3	NM	(18)
Net impact of employee issuances on stockholders’ equity (e)	$333	$295	$288	$335		$325	13	2

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was 1 million for each of the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
On March 11, 2015, the Firm announced, following the release by the Board of Governors of the Federal Reserve System (“Federal Reserve”) of the 2015 CCAR results, that it is authorized to repurchase up to $6.4 billion of common equity between April 1, 2015, and June 30, 2016.

(d)	Shares issued from treasury stock related to employee stock-based compensation awards and employee stock purchase plans are presented on a settlement-date basis.

(e)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(f)	On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$718	$782	$804	$750	$703	(8)%	2%
Asset management, administration and commissions	530	538	534	521	503	(1)	5
Mortgage fees and related income	704	854	902	1,290	514	(18)	37
Card income	1,324	1,467	1,478	1,486	1,348	(10)	(2)
All other income	460	180	496	421	366	156	26
Noninterest revenue	3,736	3,821	4,214	4,468	3,434	(2)	9
Net interest income	6,968	7,128	7,153	7,050	7,100	(2)	(2)
TOTAL NET REVENUE	10,704	10,949	11,367	11,518	10,534	(2)	2

Provision for credit losses	930	950	902	852	816	(2)	14

NONINTEREST EXPENSE
Compensation expense	2,530	2,535	2,627	2,637	2,739	—	(8)
Noncompensation expense	3,660	3,876	3,678	3,819	3,698	(6)	(1)
TOTAL NONINTEREST EXPENSE	6,190	6,411	6,305	6,456	6,437	(3)	(4)

Income before income tax expense	3,584	3,588	4,160	4,210	3,281	—	9
Income tax expense	1,365	1,409	1,631	1,714	1,300	(3)	5
NET INCOME	$2,219	$2,179	$2,529	$2,496	$1,981	2	12

FINANCIAL RATIOS
ROE	17%	16%	19%	19%	15%
Overhead ratio	58	59	55	56	61

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$455,624	$455,634	$448,033	$447,277	$441,502	—	3
Trading assets - loans (a)	6,756	8,423	10,750	7,409	6,869	(20)	(2)
Loans:
Loans retained	398,314	396,288	390,709	390,211	386,314	1	3
Loans held-for-sale	2,720	3,416	876	1,472	542	(20)	402
Total loans	401,034	399,704	391,585	391,683	386,856	—	4
Deposits	531,027	502,520	493,249	488,681	487,674	6	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$454,763	$450,260	$447,121	$443,204	$450,424	1	1
Trading assets - loans (a)	7,992	8,746	9,346	6,593	7,446	(9)	7
Loans:
Loans retained	395,084	392,764	390,129	388,252	388,678	1	2
Loans held-for-sale	2,984	1,417	876	710	656	111	355
Total loans	398,068	394,181	391,005	388,962	389,334	1	2
Deposits	512,157	497,667	492,022	486,064	471,581	3	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—

Headcount	135,908	137,186	138,686	141,688	145,651	(1)	(7)

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(b)	Includes $5.0 billion as of March 31, 2015, and $3.0 billion for the 2014 periods, of capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,054	$1,197	$1,102	$1,208	$1,266	(12)%	(17)%
Nonaccrual loans (b)(c)	6,143	6,401	6,639	7,003	7,301	(4)	(16)
Nonperforming assets (b)(c)	6,569	6,872	7,138	7,555	7,932	(4)	(17)
Allowance for loan losses (a)	10,219	10,404	10,993	11,284	11,686	(2)	(13)

Net charge-off rate (a)	1.08%	1.21%	1.12%	1.25%	1.32%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.22	1.38	1.28	1.44	1.53
Allowance for loan losses to period-end loans retained	2.57	2.63	2.81	2.89	3.03
Allowance for loan losses to period-end loans retained,
excluding PCI loans (d)	1.97	2.02	2.14	2.22	2.27
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(d)	57	58	57	58	55
Nonaccrual loans to total period-end loans, excluding
credit card	2.21	2.38	2.51	2.64	2.75
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	2.64	2.88	3.07	3.25	3.42

BUSINESS METRICS
Number of:
Branches	5,570	5,602	5,613	5,636	5,632	(1)	(1)
ATMs	18,298	18,056	20,513	20,394	20,370	1	(10)
Active online customers (in thousands)	37,696	36,396	35,957	35,105	35,038	4	8
Active mobile customers (in thousands)	19,962	19,084	18,351	17,201	16,405	5	22

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, excluded $55 million, $337 million, $87 million, $48 million and $61 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.5 billion, $7.8 billion, $7.8 billion, $8.1 billion and $7.7 billion respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $346 million, $367 million, $354 million, $316 million and $387 million, respectively, that are 90 or more days past due. (3) real estate owned (“REO”) insured by U.S. government agencies of $469 million, $462 million, $464 million, $528 million and $618 million respectively. These amounts have been excluded based upon the government guarantee.

(d)
The allowance for loan losses for PCI loans was $3.3 billion at both March 31, 2015, and December 31, 2014, $3.7 billion at both September 30, 2014 and June 30, 2014, and $4.1 billion at March 31, 2014; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
CONSUMER & BUSINESS BANKING

INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$711	$776	$796	$747	$691	(8)%	3%
Asset management, administration and commissions	512	513	522	507	483	—	6
Card income	404	414	409	406	376	(2)	7
All other income	122	123	127	162	122	(1)	—
Noninterest revenue	1,749	1,826	1,854	1,822	1,672	(4)	5
Net interest income	2,609	2,733	2,807	2,786	2,726	(5)	(4)
Total net revenue	4,358	4,559	4,661	4,608	4,398	(4)	(1)
Provision for credit losses	60	88	75	66	76	(32)	(21)
Noninterest expense	2,958	3,026	3,032	3,026	3,065	(2)	(3)
Income before income tax expense	1,340	1,445	1,554	1,516	1,257	(7)	7
Net income	$828	$861	$927	$904	$751	(4)	10

ROE	28%	31%	33%	33%	27%
Overhead ratio	68	66	65	66	70
Equity (period-end and average)	$11,500	$11,000	$11,000	$11,000	$11,000	5	5

BUSINESS METRICS
Business banking origination volume	$1,540	$1,529	$1,649	$1,917	$1,504	1	2
Period-end loans	21,608	21,200	20,644	20,276	19,589	2	10
Period-end deposits:
Checking	227,382	213,049	203,839	200,560	199,717	7	14
Savings	267,696	255,148	251,661	249,175	250,292	5	7
Time and other	20,329	21,349	23,304	24,421	25,092	(5)	(19)
Total period-end deposits	515,407	489,546	478,804	474,156	475,101	5	8
Average loans	21,317	20,830	20,382	19,928	19,450	2	10
Average deposits:
Checking	216,312	207,312	201,473	197,490	189,487	4	14
Savings	260,461	253,412	250,845	249,240	243,500	3	7
Time and other	20,837	22,113	23,845	24,832	25,478	(6)	(18)
Total average deposits	497,610	482,837	476,163	471,562	458,465	3	9
Deposit margin	1.99%	2.11%	2.20%	2.23%	2.27%
Average assets	$41,774	$39,163	$38,089	$37,810	$38,121	7	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$59	$85	$75	$69	$76	(31)	(22)
Net charge-off rate	1.12%	1.62%	1.46%	1.39%	1.58%
Allowance for loan losses	$703	$703	$703	$703	$707	—	(1)
Nonperforming assets	274	286	304	335	365	(4)	(25)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$3,821	$3,254	$4,269	$4,324	$4,241	17	(10)
Client investment assets	219,192	213,459	207,790	205,206	195,706	3	12
% managed accounts	40%	39%	39%	38%	37%
Number of:
Chase Private Client locations	2,573	2,514	2,461	2,408	2,244	2	15
Personal bankers	20,503	21,039	20,965	21,728	22,654	(3)	(9)
Sales specialists	3,842	3,994	4,155	4,405	4,817	(4)	(20)
Client advisors	3,065	3,090	3,099	3,075	3,062	(1)	—
Chase Private Clients	358,115	325,653	290,662	262,965	239,665	10	49
Accounts (in thousands) (a)	30,755	30,481	30,424	30,144	29,819	1	3

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
MORTGAGE BANKING

INCOME STATEMENT
REVENUE
Mortgage fees and related income	$704	$854	$902	$1,290	$514	(18)%	37%
All other income	(11)	(9)	66	(17)	(3)	(22)	(267)
Noninterest revenue	693	845	968	1,273	511	(18)	36
Net interest income	1,056	1,030	1,059	1,053	1,087	3	(3)
Total net revenue	1,749	1,875	2,027	2,326	1,598	(7)	9
Provision for credit losses	4	13	(19)	(188)	(23)	(69)	NM
Noninterest expense	1,219	1,296	1,279	1,306	1,403	(6)	(13)
Income before income tax expense	526	566	767	1,208	218	(7)	141
Net income	$326	$338	$465	$733	$132	(4)	147

ROE	7%	7%	10%	16%	3%
Overhead ratio	70	69	63	56	88
Equity (period-end and average)	$16,000	$18,000	$18,000	$18,000	$18,000	(11)	(11)

SUPPLEMENTAL INFORMATION
MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	$237	$325	$253	$323	$289	(27)	(18)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	749	779	787	867	870	(4)	(14)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(214)	(209)	(214)	(237)	(245)	(2)	13
Total operating revenue	535	570	573	630	625	(6)	(14)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (b)	(476)	(775)	(101)	(368)	(362)	39	(31)
Other changes in MSR asset fair value due to other inputs
and assumptions in model (c)	(102)	(22)	44	220	(460)	(364)	78
Changes in derivative fair value and other	510	756	133	485	422	(33)	21
Total risk management	(68)	(41)	76	337	(400)	(66)	83
Total net mortgage servicing revenue	467	529	649	967	225	(12)	108
Mortgage fees and related income	$704	$854	$902	$1,290	$514	(18)	37

NET INTEREST INCOME:
Mortgage Production and Mortgage Servicing	$158	$172	$204	$171	$189	(8)	(16)
Real Estate Portfolios	898	858	855	882	898	5	-
Total net interest income	$1,056	$1,030	$1,059	$1,053	$1,087	3	(3)

NONINTEREST EXPENSE:
Mortgage Production	$421	$373	$381	$414	$476	13	(12)
Mortgage Servicing	582	559	577	550	581	4	-
Real Estate Portfolios	216	364	321	342	346	(41)	(38)
Total noninterest expense	$1,219	$1,296	$1,279	$1,306	$1,403	(6)	(13)

(a)
Included repurchase (losses)/benefits of $33 million, $131 million, $62 million, $137 million, and $128 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

(b)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(c)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
MORTGAGE BANKING (continued)

SELECTED BALANCE SHEET DATA
Trading assets - loans (period-end) (a)	$6,756	$8,423	$10,750	$7,409	$6,869	(20)%	(2)%
Trading assets - loans (average) (a)	7,992	8,746	9,346	6,593	7,446	(9)	7

Loans, excluding PCI loans
Period-end loans owned
Home equity	$49,067	$50,899	$52,679	$54,485	$56,131	(4)	(13)
Prime mortgage, including option ARMs	91,956	80,414	74,338	70,495	67,048	14	37
Subprime mortgage	4,828	5,083	5,547	6,636	6,869	(5)	(30)
Other	454	477	492	510	529	(5)	(14)
Total period-end loans owned	$146,305	$136,873	$133,056	$132,126	$130,577	7	12
Average loans owned
Home equity	$50,007	$51,803	$53,560	$55,329	$57,015	(3)	(12)
Prime mortgage, including option ARMs (combined)	86,111	77,663	72,774	68,922	66,467	11	30
Subprime mortgage	4,968	5,365	5,922	6,754	7,007	(7)	(29)
Other	466	484	502	520	540	(4)	(14)
Total average loans owned	$141,552	$135,315	$132,758	$131,525	$131,029	5	8

PCI loans
Period-end loans owned
Home equity	$16,638	$17,095	$17,572	$18,070	$18,525	(3)	(10)
Prime mortgage	9,916	10,220	10,887	11,302	11,658	(3)	(15)
Subprime mortgage	3,559	3,673	3,790	3,947	4,062	(3)	(12)
Option ARMs	15,243	15,708	16,238	16,799	17,361	(3)	(12)
Total period-end loans owned	$45,356	$46,696	$48,487	$50,118	$51,606	(3)	(12)
Average loans owned
Home equity	$16,847	$17,319	$17,806	$18,295	$18,719	(3)	(10)
Prime mortgage	10,063	10,584	11,103	11,487	11,870	(5)	(15)
Subprime mortgage	3,604	3,717	3,843	4,001	4,128	(3)	(13)
Option ARMs	15,446	15,934	16,503	17,074	17,687	(3)	(13)
Total average loans owned	$45,960	$47,554	$49,255	$50,857	$52,404	(3)	(12)

Total Mortgage Banking
Period-end loans owned
Home equity	$65,705	$67,994	$70,251	$72,555	$74,656	(3)	(12)
Prime mortgage, including option ARMs	117,115	106,342	101,463	98,596	96,067	10	22
Subprime mortgage	8,387	8,756	9,337	10,583	10,931	(4)	(23)
Other	454	477	492	510	529	(5)	(14)
Total period-end loans owned	$191,661	$183,569	$181,543	$182,244	$182,183	4	5
Average loans owned
Home equity	$66,854	$69,122	$71,366	$73,624	$75,734	(3)	(12)
Prime mortgage, including option ARMs	111,620	104,181	100,380	97,483	96,024	7	16
Subprime mortgage	8,572	9,082	9,765	10,755	11,135	(6)	(23)
Other	466	484	502	520	540	(4)	(14)
Total average loans owned	$187,512	$182,869	$182,013	$182,382	$183,433	3	2

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

QUARTERLY TRENDS
1Q15 Change
1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
MORTGAGE BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$87	$87	$95	$125	$166	—%	(48)%
Prime mortgage, including option ARMs	14	34	9	(11)	(4)	(59)	NM
Subprime mortgage	1	(10)	(25)	(5)	13	NM	(92)
Other	2	2	2	3	2	—	—
Total net charge-offs/(recoveries), excluding PCI loans	$104	$113	$81	$112	$177	(8)	(41)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.71%	0.67%	0.70%	0.91%	1.18%
Prime mortgage, including option ARMs	0.07	0.17	0.05	(0.06)	(0.02)
Subprime mortgage	0.08	(0.74)	(1.68)	(0.30)	0.75
Other	1.74	1.64	1.58	2.31	1.50
Total net charge-off/(recovery) rate, excluding PCI loans	0.30	0.33	0.24	0.34	0.55
Net charge-off/(recovery) rate - reported (a)
Home equity	0.53%	0.50%	0.53%	0.68%	0.89%
Prime mortgage, including option ARMs	0.05	0.13	0.04	(0.05)	(0.02)
Subprime mortgage	0.05	(0.44)	(1.02)	(0.19)	0.47
Other	1.74	1.64	1.58	2.31	1.50
Total net charge-off/(recovery) rate - reported	0.23	0.25	0.18	0.25	0.39

30+ day delinquency rate, excluding PCI loans (b)(c)	2.30%	2.61%	2.76%	2.94%	3.21%
Allowance for loan losses, excluding PCI loans	$2,088	$2,188	$2,288	$2,388	$2,388	(5)	(13)
Allowance for PCI loans (a)	3,270	3,325	3,662	3,749	4,097	(2)	(20)
Allowance for loan losses	$5,358	$5,513	$5,950	$6,137	$6,485	(3)	(17)
Nonperforming assets (d)(e)	5,910	6,175	6,455	6,919	7,296	(4)	(19)
Allowance for loan losses to period-end loans retained	2.80%	3.01%	3.29%	3.39%	3.56%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	1.43	1.60	1.73	1.82	1.83

BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$8.1	$7.7	$7.9	$7.2	$6.7	5	21
Correspondent	16.6	15.3	13.3	9.6	10.3	8	61
Total mortgage origination volume (f)	$24.7	$23.0	$21.2	$16.8	$17.0	7	45

Total loans serviced (period-end)	$924.3	$948.8	$963.4	$980.4	$998.1	(3)	(7)
Third-party mortgage loans serviced (period-end)	723.5	751.5	766.3	786.2	803.1	(4)	(10)
Third-party mortgage loans serviced (average)	737.5	758.9	776.3	794.7	809.3	(3)	(9)
MSR carrying value (period-end)	6.6	7.4	8.2	8.3	8.5	(11)	(22)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.91%	0.98%	1.07%	1.06%	1.06%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.36	0.35	0.35	0.36	0.37
MSR revenue multiple (g)	2.53	x	2.80	x	3.06	x	2.94	x	2.86	x

(a)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, excluded $55 million, $337 million, $87 million, $48 million and $61 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)
At March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, excluded mortgage loans insured by U.S. government agencies of $9.2 billion, $9.7 billion, $9.6 billion, $9.6 billion and $8.8 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(c)	The 30+ day delinquency rate for PCI loans was 12.25%, 13.33%, 13.69%, 14.08% and 14.34%, at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(d)
At March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.5 billion, $7.8 billion, $7.8 billion, $8.1 billion and $7.7 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $469 million, $462 million, $464 million, $528 million and $618 million, respectively. These amounts have been excluded based upon the government guarantee.

(e)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(f)
Firmwide mortgage origination volume was $26.6 billion, $24.4 billion, $22.7 billion, $18.0 billion and $18.2 billion for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(g)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
CARD, COMMERCE SOLUTIONS & AUTO

INCOME STATEMENT
REVENUE
Card income	$920	$1,053	$1,068	$1,080	$972	(13)%	(5)%
All other income	374	97	324	293	279	286	34
Noninterest revenue	1,294	1,150	1,392	1,373	1,251	13	3
Net interest income	3,303	3,365	3,287	3,211	3,287	(2)	—
Total net revenue	4,597	4,515	4,679	4,584	4,538	2	1
Provision for credit losses	866	849	846	974	763	2	13
Noninterest expense (a)	2,013	2,089	1,994	2,124	1,969	(4)	2
Income before income tax expense	1,718	1,577	1,839	1,486	1,806	9	(5)
Net income	$1,065	$980	$1,137	$859	$1,098	9	(3)

ROE	22%	20%	23%	18%	23%
Overhead ratio	44	46	43	46	43
Equity (period-end and average)	$18,500	$19,000	$19,000	$19,000	$19,000	(3)	(3)

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$123,257	$131,048	$126,959	$126,129	$121,816	(6)	1
Auto	55,455	54,536	52,778	53,042	52,952	2	5
Student	9,053	9,351	9,661	9,992	10,316	(3)	(12)
Total loans	$187,765	$194,935	$189,398	$189,163	$185,084	(4)	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$203,925	$205,081	$202,833	$200,710	$201,771	(1)	1
Loans:
Credit Card	125,025	127,351	126,107	123,679	123,261	(2)	1
Auto	55,005	53,612	52,666	52,818	52,741	3	4
Student	9,209	9,519	9,837	10,155	10,449	(3)	(12)
Total loans	$189,239	$190,482	$188,610	$186,652	$186,451	(1)	1

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$112.8	$123.6	$119.5	$118.0	$104.5	(9)	8
New accounts opened	2.1	2.4	2.2	2.1	2.1	(13)	—
Open accounts	64.9	64.6	65.5	65.8	65.5	—	(1)
Accounts with sales activity	32.5	34.0	32.1	31.8	31.0	(4)	5
% of accounts acquired online	62%	62%	56%	54%	51%

Commerce Solutions (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$221.2	$230.2	$213.3	$209.0	$195.4	(4)	13
Total transactions (in billions)	9.8	10.3	9.4	9.3	9.1	(5)	8

Auto
Origination volume (in billions)	$7.3	$6.9	$6.8	$7.1	$6.7	6	9

Note: Chase Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses.

(a)
Included operating lease depreciation expense of $326 million,,$303 million, $293 million, $284 million and $274 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
CARD, COMMERCE SOLUTIONS & AUTO (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$789	$858	$798	$885	$888	(8)%	(11)%
Auto	51	61	50	29	41	(16)	24
Student	51	80	98	113	84	(36)	(39)
Total net charge-offs	891	999	946	1,027	1,013	(11)	(12)
Net charge-off rate:
Credit Card (a)	2.62%	2.69%	2.52%	2.88%	2.93%
Auto	0.38	0.45	0.38	0.22	0.32
Student	2.25	3.33	3.95	4.46	3.26
Total net charge-off rate	1.94	2.09	1.99	2.21	2.21

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.41	1.44	1.43	1.41	1.61
Auto	0.90	1.23	0.97	0.93	0.92
Student (c)	1.77	2.35	2.43	2.67	2.75
Total 30+ day delinquency rate	1.27	1.42	1.35	1.34	1.47
90+ day delinquency rate - Credit Card (b)	0.73	0.70	0.67	0.69	0.80

Nonperforming assets (d)	$385	$411	$379	$301	$271	(6)	42
Allowance for loan losses:
Credit Card	3,434	3,439	3,590	3,594	3,591	—	(4)
Auto & Student	724	749	750	850	903	(3)	(20)
Total allowance for loan losses	4,158	4,188	4,340	4,444	4,494	(1)	(7)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.84%	2.69%	2.84%	2.86%	2.96%
Auto & Student	1.12	1.17	1.20	1.35	1.43
Total allowance for loan losses to period-end loans	2.24	2.18	2.30	2.36	2.43

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$858	$736	$991	$982	$884	17	(3)
Net interest income	2,901	2,947	2,876	2,789	2,850	(2)	2
Total net revenue	3,759	3,683	3,867	3,771	3,734	2	1
Provision for credit losses	789	708	798	885	688	11	15
Noninterest expense	1,462	1,568	1,494	1,625	1,465	(7)	—
Income before income tax expense	1,508	1,407	1,575	1,261	1,581	7	(5)
Net income	$935	$879	$979	$724	$965	6	(3)

Percentage of average loans:
Noninterest revenue	2.78%	2.29%	3.12%	3.18%	2.91%
Net interest income	9.41	9.18	9.05	9.04	9.38
Total net revenue	12.19	11.47	12.17	12.23	12.29

(a)
Average credit card loans included loans held-for-sale of $2.7 billion, $976 million, $335 million, $405 million and $315 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $2.4 billion, $3.0 billion, $395 million, $508 million and $304 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $596 million, $654 million, $640 million, $630 million and $687 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $346 million, $367 million, $354 million, $316 million and $387 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
INCOME STATEMENT
REVENUE
Investment banking fees	$1,761	$1,811	$1,542	$1,773	$1,444	(3)%	22%
Principal transactions	3,482	712	2,567	2,782	2,886	389	21
Lending- and deposit-related fees	397	425	424	449	444	(7)	(11)
Asset management, administration and commissions	1,154	1,181	1,141	1,186	1,179	(2)	(2)
All other income	280	417	455	329	273	(33)	3
Noninterest revenue	7,074	4,546	6,129	6,519	6,226	56	14
Net interest income	2,508	2,837	2,976	2,746	2,616	(12)	(4)
TOTAL NET REVENUE (a)	9,582	7,383	9,105	9,265	8,842	30	8

Provision for credit losses	(31)	(59)	(67)	(84)	49	47	NM

NONINTEREST EXPENSE
Compensation expense	3,023	2,017	2,805	2,757	2,870	50	5
Noncompensation expense	2,634	3,559	3,230	3,301	2,734	(26)	(4)
TOTAL NONINTEREST EXPENSE	5,657	5,576	6,035	6,058	5,604	1	1

Income before income tax expense	3,956	1,866	3,137	3,291	3,189	112	24
Income tax expense	1,419	894	1,457	1,160	1,064	59	33
NET INCOME	$2,537	$972	$1,680	$2,131	$2,125	161	19

FINANCIAL RATIOS
ROE	16%	5%	10%	13%	13%
Overhead ratio	59	76	66	65	63
Compensation expense as a percent of total net revenue	32	27	31	30	32

REVENUE BY BUSINESS
Advisory	$542	$434	$413	$397	$383	25	42
Equity underwriting	399	327	414	477	353	22	13
Debt underwriting	820	1,050	715	899	708	(22)	16
Total investment banking fees	1,761	1,811	1,542	1,773	1,444	(3)	22
Treasury Services	1,012	1,031	1,054	1,028	1,032	(2)	(2)
Lending	353	264	199	342	325	34	9
Total Banking	3,126	3,106	2,795	3,143	2,801	1	12
Fixed Income Markets	4,065	2,530	3,730	3,661	3,889	61	5
Equity Markets	1,609	1,105	1,252	1,189	1,315	46	22
Securities Services	934	1,094	1,088	1,147	1,022	(15)	(9)
Credit Adjustments & Other (b)	(152)	(452)	240	125	(185)	66	18
Total Markets & Investor Services	6,456	4,277	6,310	6,122	6,041	51	7
TOTAL NET REVENUE	$9,582	$7,383	$9,105	$9,265	$8,842	30	8

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bond investments of $432 million, $453 million, $374 million, $371 million and $368 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on over-the-counter (“OTC”) derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SELECTED BALANCE SHEET DATA (period-end)
Assets	$854,275	$861,466	$873,971	$872,947	$879,656	(1)%	(3)%
Loans:
Loans retained (a)	98,625	96,409	95,608	99,733	96,245	2	2
Loans held-for-sale and loans at fair value	3,987	5,567	6,724	9,048	8,421	(28)	(53)
Total loans	102,612	101,976	102,332	108,781	104,666	1	(2)
Equity	62,000	61,000	61,000	61,000	61,000	2	2

SELECTED BALANCE SHEET DATA (average)
Assets	$865,327	$867,618	$853,453	$846,142	$851,469	—	2
Trading assets - debt and equity instruments	312,260	326,312	320,380	317,054	306,140	(4)	2
Trading assets - derivative receivables	77,353	72,543	63,068	59,560	64,087	7	21
Loans:
Loans retained (a)	99,113	95,146	95,373	96,750	95,798	4	3
Loans held-for-sale and loans at fair value	4,061	5,428	8,018	8,891	8,086	(25)	(50)
Total loans	103,174	100,574	103,391	105,641	103,884	3	(1)

Equity	62,000	61,000	61,000	61,000	61,000	2	2

Headcount	50,799	51,129	51,597	51,729	51,837	(1)	(2)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(11)	$(4)	$(3)	$(4)	$(1)	(175)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	251	110	112	111	75	128	235
Nonaccrual loans held-for-sale and loans at fair value	12	11	119	167	176	9	(93)
Total nonaccrual loans	263	121	231	278	251	117	5

Derivative receivables	249	275	312	361	392	(9)	(36)
Assets acquired in loan satisfactions	63	67	67	106	110	(6)	(43)
Total nonperforming assets	575	463	610	745	753	24	(24)
Allowance for credit losses:
Allowance for loan losses	1,047	1,034	1,083	1,112	1,187	1	(12)
Allowance for lending-related commitments	411	439	445	479	484	(6)	(15)
Total allowance for credit losses	1,458	1,473	1,528	1,591	1,671	(1)	(13)

Net charge-off/(recovery) rate (a)	(0.05)%	(0.02)%	(0.01)%	(0.02)%	—%
Allowance for loan losses to period-end loans retained (a)	1.06	1.07	1.13	1.11	1.23
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.64	1.82	1.88	1.80	2.18
Allowance for loan losses to nonaccrual loans retained (a)(b)	417	940	967	1,002	1,583
Nonaccrual loans to total period-end loans	0.26	0.12	0.23	0.26	0.24

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $51 million, $18 million, $19 million, $22 million and $13 million were held against these nonaccrual loans at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
BUSINESS METRICS
Assets under custody (“AUC”) (period-end) (in billions)	$20,561	$20,549	$21,245	$21,659	$21,135	—%	(3)%

Client deposits and other third-party liabilities (average)	444,171	433,822	419,576	403,268	412,551	2	8

Trade finance loans (period-end)	22,853	25,713	27,510	28,291	32,491	(11)	(30)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income	$35	$33	$28	$38	$36	6	(3)
Foreign exchange	9	8	8	8	7	13	29
Equities	18	16	14	14	14	13	29
Commodities and other	8	6	7	9	11	33	(27)
Diversification benefit to CIB trading VaR (b)	(36)	(30)	(26)	(30)	(32)	(20)	(13)
CIB trading VaR (a)	34	33	31	39	36	3	(6)
Credit portfolio VaR (c)	18	17	10	10	13	6	38
Diversification benefit to CIB VaR (b)	(9)	(10)	(6)	(6)	(7)	10	(29)
CIB VaR (a)	$43	$40	$35	$43	$42	8	2

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 133–135 of the 2014 Annual Report.

(b)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(c)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$237	$239	$241	$252	$246	(1)%	(4)%
Asset management, administration and commissions	24	22	21	26	23	9	4
All other income (a)	375	382	309	299	289	(2)	30
Noninterest revenue	636	643	571	577	558	(1)	14
Net interest income	1,106	1,127	1,132	1,154	1,120	(2)	(1)
TOTAL NET REVENUE (b)	1,742	1,770	1,703	1,731	1,678	(2)	4

Provision for credit losses	61	(48)	(79)	(67)	5	NM	NM

NONINTEREST EXPENSE
Compensation expense	309	303	301	292	307	2	1
Noncompensation expense	400	363	367	383	379	10	6
TOTAL NONINTEREST EXPENSE	709	666	668	675	686	6	3

Income before income tax expense	972	1,152	1,114	1,123	987	(16)	(2)
Income tax expense	374	459	443	446	393	(19)	(5)
NET INCOME	$598	$693	$671	$677	$594	(14)	1

Revenue by product:
Lending	$878	$896	$883	$907	$890	(2)	(1)
Treasury services	589	599	612	627	610	(2)	(3)
Investment banking	248	206	166	166	146	20	70
Other	27	69	42	31	32	(61)	(16)
Total Commercial Banking net revenue	$1,742	$1,770	$1,703	$1,731	$1,678	(2)	4

Investment banking revenue, gross (c)	$753	$557	$501	$481	$447	35	68

Revenue by client segment:
Middle Market Banking (d)	$677	$692	$686	$713	$700	(2)	(3)
Corporate Client Banking (d)	564	524	502	494	462	8	22
Commercial Term Lending	308	313	312	313	314	(2)	(2)
Real Estate Banking	116	120	124	132	119	(3)	(3)
Other	77	121	79	79	83	(36)	(7)
Total Commercial Banking net revenue	$1,742	$1,770	$1,703	$1,731	$1,678	(2)	4

FINANCIAL RATIOS
ROE	17%	19%	18%	19%	17%
Overhead ratio	41	38	39	39	41

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $113 million, $145 million, $108 million, $105 million and $104 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively,

(c)	Represents the total revenue from investment banking products sold to CB clients.

(d)
Effective January 1, 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$197,931	$195,267	$191,563	$192,523	$191,389	1%	3%
Loans:
Loans retained	153,173	147,661	143,490	141,181	138,088	4	11
Loans held-for-sale and loans at fair value	507	845	353	1,094	848	(40)	(40)
Total loans	$153,680	$148,506	$143,843	$142,275	$138,936	3	11
Equity	14,000	14,000	14,000	14,000	14,000	—	—

Period-end loans by client segment:
Middle Market Banking (a)	$51,071	$51,009	$50,909	$51,435	$51,006	—	—
Corporate Client Banking (a)	28,379	25,321	23,244	23,397	21,969	12	29
Commercial Term Lending	55,824	54,038	52,235	50,986	49,973	3	12
Real Estate Banking	13,537	13,298	12,818	11,903	11,615	2	17
Other	4,869	4,840	4,637	4,554	4,373	1	11
Total Commercial Banking loans	$153,680	$148,506	$143,843	$142,275	$138,936	3	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$195,927	$191,664	$190,678	$192,363	$192,748	2	2
Loans:
Loans retained	149,731	145,184	142,139	139,848	136,651	3	10
Loans held-for-sale and loans at fair value	557	467	649	982	1,039	19	(46)
Total loans	$150,288	$145,651	$142,788	$140,830	$137,690	3	9
Client deposits and other third-party liabilities	210,046	208,424	204,654	199,979	202,944	1	3
Equity	14,000	14,000	14,000	14,000	14,000	—	—

Average loans by client segment:
Middle Market Banking (a)	$50,538	$50,778	$50,955	$51,352	$50,673	—	—
Corporate Client Banking (a)	26,653	24,169	23,501	22,846	21,906	10	22
Commercial Term Lending	54,754	53,024	51,567	50,451	49,395	3	11
Real Estate Banking	13,472	12,901	12,268	11,724	11,408	4	18
Other	4,871	4,779	4,497	4,457	4,308	2	13
Total Commercial Banking loans	$150,288	$145,651	$142,788	$140,830	$137,690	3	9

Headcount	7,324	7,262	7,253	7,155	6,976	1	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$11	$28	$5	$(26)	$(14)	(61)	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	304	317	361	429	468	(4)	(35)
Nonaccrual loans held-for-sale and loans
at fair value	12	14	14	17	17	(14)	(29)
Total nonaccrual loans	316	331	375	446	485	(5)	(35)

Assets acquired in loan satisfactions	5	10	11	12	20	(50)	(75)
Total nonperforming assets	321	341	386	458	505	(6)	(36)
Allowance for credit losses:
Allowance for loan losses	2,519	2,466	2,529	2,637	2,690	2	(6)
Allowance for lending-related commitments	162	165	178	155	141	(2)	15
Total allowance for credit losses	2,681	2,631	2,707	2,792	2,831	2	(5)

Net charge-off/(recovery) rate (c)	0.03%	0.08%	0.01%	(0.07)%	(0.04)%
Allowance for loan losses to period-end loans retained	1.64	1.67	1.76	1.87	1.95
Allowance for loan losses to nonaccrual loans retained (b)	829	778	701	615	575
Nonaccrual loans to total period-end loans	0.21	0.22	0.26	0.31	0.35

(a)
Effective January 1, 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

(b)
Allowance for loan losses of $29 million, $45 million, $71 million, $75 million and $86 million was held against nonaccrual loans retained at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,229	$2,419	$2,263	$2,242	$2,100	(8)%	6%
All other income	155	149	159	138	118	4	31
Noninterest revenue	2,384	2,568	2,422	2,380	2,218	(7)	7
Net interest income	621	632	624	602	582	(2)	7
TOTAL NET REVENUE	3,005	3,200	3,046	2,982	2,800	(6)	7

Provision for credit losses	4	3	9	1	(9)	33	NM

NONINTEREST EXPENSE
Compensation expense	1,289	1,317	1,278	1,231	1,256	(2)	3
Noncompensation expense	886	1,003	803	831	819	(12)	8
TOTAL NONINTEREST EXPENSE	2,175	2,320	2,081	2,062	2,075	(6)	5

Income before income tax expense	826	877	956	919	734	(6)	13
Income tax expense	324	337	366	350	280	(4)	16
NET INCOME	$502	$540	$590	$569	$454	(7)	11

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,533	$1,740	$1,609	$1,560	$1,418	(12)	8
Global Wealth Management	1,472	1,460	1,437	1,422	1,382	1	7
TOTAL NET REVENUE	$3,005	$3,200	$3,046	$2,982	$2,800	(6)	7

FINANCIAL RATIOS
ROE	22%	23%	25%	25%	20%
Overhead ratio	72	73	68	69	74
Pretax margin ratio:
Global Investment Management	30	31	35	32	26
Global Wealth Management	25	24	27	29	26
Asset Management	27	27	31	31	26

Headcount	20,095	19,735	19,653	20,322	20,056	2	—

Number of client advisors	2,803	2,836	2,873	2,828	2,925	(1)	(4)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$126,233	$128,701	$130,296	$128,362	$124,478	(2)%	1%
Loans (a)	104,165	104,279	102,411	100,907	96,934	—	7
Deposits	155,347	155,247	150,268	145,655	147,760	—	5
Equity	9,000	9,000	9,000	9,000	9,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$126,276	$129,029	$128,477	$125,492	$122,668	(2)	3
Loans	103,286	103,336	101,427	98,695	95,661	—	8
Deposits	158,240	152,022	151,240	147,747	149,432	4	6
Equity	9,000	9,000	9,000	9,000	9,000	—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$3	$3	$11	$(13)	$5	—	(40)
Nonaccrual loans	175	218	184	182	204	(20)	(14)
Allowance for credit losses:
Allowance for loan losses	271	271	273	276	263	—	3
Allowance for lending-related commitments	5	5	4	5	5	—	—
Total allowance for credit losses	276	276	277	281	268	—	3
Net charge-off/(recovery) rate	0.01%	0.01%	0.04%	(0.05)%	0.02%
Allowance for loan losses to period-end loans	0.26	0.26	0.27	0.27	0.27
Allowance for loan losses to nonaccrual loans	155	124	148	152	129
Nonaccrual loans to period-end loans	0.17	0.21	0.18	0.18	0.21

(a)
Included $23.0 billion, $22.1 billion, $21.3 billion, $20.4 billion and $19.7 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 respectively. For the same periods, excluded $2.6 billion, $2.7 billion, $3.0 billion, $3.2 billion and $3.4 billion of prime mortgage loans reported in the CIO portfolio within Corporate, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2015
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2015	2014	2014	2014	2014	2014	2014
Assets by asset class
Liquidity	$454	$461	$440	$435	$444	(2)%	2%
Fixed income	359	359	359	367	340	—	6
Equity	380	375	372	390	373	1	2
Multi-asset and alternatives	566	549	540	515	491	3	15
TOTAL ASSETS UNDER MANAGEMENT	1,759	1,744	1,711	1,707	1,648	1	7
Custody/brokerage/administration/deposits	646	643	633	766	746	—	(13)
TOTAL CLIENT ASSETS	$2,405	$2,387	$2,344	$2,473	$2,394	1	—

MEMO:
Alternatives client assets (a)	$168	$166	$166	$163	$160	1	5

Assets by client segment
Private Banking	$440	$428	$429	$383	$377	3	17
Institutional	825	827	799	798	773	—	7
Retail	494	489	483	526	498	1	(1)
TOTAL ASSETS UNDER MANAGEMENT	$1,759	$1,744	$1,711	$1,707	$1,648	1	7

Private Banking	$1,073	$1,057	$1,052	$1,012	$992	2	8
Institutional	833	835	803	798	773	—	8
Retail	499	495	489	663	629	1	(21)
TOTAL CLIENT ASSETS	$2,405	$2,387	$2,344	$2,473	$2,394	1	—

Assets under management rollforward
Beginning balance	$1,744	$1,711	$1,707	$1,648	$1,598
Net asset flows:
Liquidity	(1)	27	8	(11)	(6)
Fixed income	2	4	4	20	5
Equity	4	2	—	—	3
Multi-asset and alternatives	10	4	12	14	12
Market/performance/other impacts	—	(4)	(20)	36	36
Ending balance	$1,759	$1,744	$1,711	$1,707	$1,648

Client assets rollforward
Beginning balance	$2,387	$2,344	$2,473	$2,394	$2,343
Net asset flows	17	47	35	21	15
Market/performance/other impacts	1	(4)	(164)	58	36
Ending balance	$2,405	$2,387	$2,344	$2,473	$2,394

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
INCOME STATEMENT
REVENUE
Principal transactions	$100	$509	$310	$28	$350	(80)%	(71)%
Securities gains	53	28	6	11	26	89	104
All other income	(113)	110	134	312	148	NM	NM
Noninterest revenue	40	647	450	351	524	(94)	(92)
Net interest income	(253)	(400)	(525)	(510)	(525)	37	52
TOTAL NET REVENUE (a)	(213)	247	(75)	(159)	(1)	NM	NM

Provision for credit losses	(5)	(6)	(8)	(10)	(11)	17	55

NONINTEREST EXPENSE
Compensation expense	892	688	820	693	687	30	30
Noncompensation expense (b)	946	1,347	1,468	1,091	683	(30)	39
Subtotal	1,838	2,035	2,288	1,784	1,370	(10)	34
Net expense allocated to other businesses	(1,686)	(1,599)	(1,579)	(1,604)	(1,536)	(5)	(10)
TOTAL NONINTEREST EXPENSE	152	436	709	180	(166)	(65)	NM

Income/(loss) before income tax expense/(benefit)	(360)	(183)	(776)	(329)	176	(97)	NM
Income tax expense/(benefit)	(418)	(730)	(871)	(436)	61	43	NM
NET INCOME/(LOSS)	$58	$547	$95	$107	$115	(89)	(50)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(378)	(243)	(365)	(342)	(367)	(56)	(3)
Other Corporate (c)	165	490	290	183	366	(66)	(55)
TOTAL NET REVENUE	$(213)	$247	$(75)	$(159)	$(1)	NM	NM

NET INCOME/(LOSS)
Treasury and CIO	(221)	(205)	(333)	(308)	(319)	(8)	31
Other Corporate (c)	279	752	428	415	434	(63)	(36)
TOTAL NET INCOME/(LOSS)	$58	$547	$95	$107	$115	(89)	(50)

TOTAL ASSETS (period-end)	$943,085	$931,705	$882,792	$878,886	$839,625	1	12

Headcount	27,019	26,047	25,199	24,298	22,474	4	20

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $203 million, $196 million, $190 million, $180 million and $164 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 respectively.

(b)
Included legal expense of $305 million, $84 million, $512 million and $227 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively; legal expense for the three months ended March 31, 2014 was not material.

(c)
Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment’s balance sheets and results of operations were not impacted by this reporting change.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$53	$28	$6	$11	$26	89%	104%
Investment securities portfolio (average) (a)	333,692	347,480	355,577	348,841	345,147	(4)	(3)
Investment securities portfolio (period-end) (b)	327,859	343,146	358,516	353,989	345,021	(4)	(5)
Mortgage loans (average)	2,790	2,962	3,183	3,425	3,670	(6)	(24)
Mortgage loans (period-end)	2,664	2,834	3,048	3,295	3,522	(6)	(24)

Private equity portfolio
Carrying value	$3,064	$5,866	$5,388	$5,768	$6,956	(48)	(56)
Cost	4,485	6,281	6,012	6,734	7,489	(29)	(40)

(a)
Average investment securities included held-to-maturity balances of $49.3 billion, $49.0 billion, $48.3 billion, $47.5 billion and $43.9 billion for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 respectively.

(b)
Period-end investment securities included held-to-maturity balances of $49.3 billion, $49.3 billion, $48.8 billion, $47.8 billion and $47.3 billion at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Mar 31, 2015
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2015	2014	2014	2014	2014	2014	2014
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$259,561	$248,283	$239,892	$238,096	$236,324	5%	10%
Loans - PCI	45,356	46,696	48,487	50,118	51,606	(3)	(12)
Total loans retained	304,917	294,979	288,379	288,214	287,930	3	6
Loans held-for-sale	298	395	481	964	238	(25)	25
Total consumer, excluding credit card loans	305,215	295,374	288,860	289,178	288,168	3	6

Credit card loans
Loans retained (b)	120,835	128,027	126,564	125,621	121,512	(6)	(1)
Loans held-for-sale	2,422	3,021	395	508	304	(20)	NM
Total credit card loans	123,257	131,048	126,959	126,129	121,816	(6)	1
Total consumer loans	428,472	426,422	415,819	415,307	409,984	—	5

Wholesale loans (c)
Loans retained	331,219	324,502	320,361	321,534	311,718	2	6
Loans held-for-sale and loans at fair value	4,494	6,412	7,077	10,142	9,269	(30)	(52)
Total wholesale loans	335,713	330,914	327,438	331,676	320,987	1	5

Total loans	764,185	757,336	743,257	746,983	730,971	1	5

Derivative receivables	81,574	78,975	72,453	62,378	59,272	3	38
Receivables from customers and other (d)	22,777	29,080	29,466	31,732	26,494	(22)	(14)
Total credit-related assets	104,351	108,055	101,919	94,110	85,766	(3)	22

Lending-related commitments
Consumer, excluding credit card	60,151	58,153	54,912	56,410	56,541	3	6
Credit card	533,511	525,963	531,301	533,688	535,614	1	—
Wholesale (e)	355,504	366,881	367,445	349,594	353,892	(3)	—
Total lending-related commitments	949,166	950,997	953,658	939,692	946,047	—	—

Total credit exposure	$1,817,702	$1,816,388	$1,798,834	$1,780,785	$1,762,784	—	3

Memo: Total by category
Consumer exposure (f)	$1,022,239	$1,010,646	$1,002,136	$1,005,509	$1,002,295	1	2
Wholesale exposures (g)	795,463	805,742	796,698	775,276	760,489	(1)	5
Total credit exposure	$1,817,702	$1,816,388	$1,798,834	$1,780,785	$1,762,784	—	3

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)
Effective January 1, 2015, the Firm no longer includes unused advised lines of credit in wholesale lending-related commitments as the Firm may cancel these facilities at any time by providing the borrower notice or, in some cases without notice, as permitted by law. This presentation is consistent with U.S. bank regulatory filings. Prior period amounts have been revised to conform with the current period presentation.

(f)	Represents total consumer loans and lending-related commitments.

(g)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2015
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2015	2014	2014	2014	2014	2014	2014
NONPERFORMING ASSETS (a)
Consumer, excluding credit card loans (b)	$6,241	$6,509	$6,702	$7,070	$7,370	(4)%	(15)%
Credit card loans	—	—	—	—	—	—	—
Total consumer nonaccrual loans (c)	6,241	6,509	6,702	7,070	7,370	(4)	(15)

Wholesale nonaccrual loans
Loans retained	696	599	659	727	753	16	(8)
Loans held-for-sale and loans at fair value	24	25	133	184	193	(4)	(88)
Total wholesale nonaccrual loans	720	624	792	911	946	15	(24)

Total nonaccrual loans	6,961	7,133	7,494	7,981	8,316	(2)	(16)

Derivative receivables	249	275	312	361	392	(9)	(36)
Assets acquired in loan satisfactions	504	559	584	675	765	(10)	(34)
Total nonperforming assets	7,714	7,967	8,390	9,017	9,473	(3)	(19)
Wholesale lending-related commitments (d)	131	103	134	122	95	27	38
Total nonperforming exposure	$7,845	$8,070	$8,524	$9,139	$9,568	(3)	(18)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.91%	0.94%	1.01%	1.07%	1.14%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	2.04	2.20	2.32	2.44	2.56
Total wholesale nonaccrual loans to total
wholesale loans	0.21	0.19	0.24	0.27	0.29

(a)
At March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.5 billion, $7.8 billion, $7.8 billion, $8.1 billion and $7.7 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $346 million, $367 million, $354 million, $316 million and $387 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $469 million, $462 million, $464 million, $528 million and $618 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, nonmodified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Includes loans held-for-sale of $16 million, $91 million, $120 million and $163 million at March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q15 Change
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14	1Q14
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,185	$14,889	$15,326	$15,847	$16,264	(5)%	(13)%
Net charge-offs:
Gross charge-offs	1,352	1,513	1,458	1,511	1,632	(11)	(17)
Gross recoveries	(300)	(295)	(344)	(353)	(363)	(2)	17
Net charge-offs	1,052	1,218	1,114	1,158	1,269	(14)	(17)
Write-offs of PCI loans and other (a)	55	337	87	48	61	(84)	(10)
Provision for loan losses	988	856	769	682	917	15	8
Other	(1)	(5)	(5)	3	(4)	80	75
Ending balance	$14,065	$14,185	$14,889	$15,326	$15,847	(1)	(11)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$622	$637	$648	$638	$705	(2)	(12)
Provision for lending-related commitments	(29)	(16)	(12)	10	(67)	(81)	57
Other	—	1	1	—	—	NM	—
Ending balance	$593	$622	$637	$648	$638	(5)	(7)

Total allowance for credit losses	$14,658	$14,807	$15,526	$15,974	$16,485	(1)	(11)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.36%	0.45%	0.41%	0.44%	0.52%
Credit card retained loans	2.62	2.69	2.52	2.88	2.93
Total consumer retained loans	1.01	1.13	1.05	1.17	1.24
Wholesale retained loans	—	0.03	0.02	(0.06)	0.02
Total retained loans	0.57	0.65	0.60	0.64	0.71
Consumer retained loans, excluding credit card and
PCI loans	0.42	0.54	0.50	0.54	0.63
Consumer retained loans, excluding PCI loans	1.14	1.28	1.19	1.34	1.42
Total retained, excluding PCI loans	0.61	0.70	0.65	0.69	0.77

Memo: Average retained loans
Consumer retained, excluding credit card loans	$299,789	$291,628	$288,309	$288,341	$288,547	3	4
Credit card retained loans	122,352	126,375	125,772	123,274	122,946	(3)	—
Total average retained consumer loans	422,141	418,003	414,081	411,615	411,493	1	3
Wholesale retained loans	327,895	321,421	318,207	315,415	309,037	2	6
Total average retained loans	$750,036	$739,424	$732,288	$727,030	$720,530	1	4

Consumer retained, excluding credit card and
PCI loans	$253,829	$244,074	$239,054	$237,484	$236,143	4	7
Consumer retained, excluding PCI loans	376,181	370,449	364,826	360,758	359,089	2	5
Total retained, excluding PCI loans	704,072	691,865	683,028	676,168	668,120	2	5

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation). During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance and the recorded investment in the Firm’s PCI loan portfolio, primarily reflecting the cumulative effect of interest forgiveness modifications. This adjustment had no impact to the Firm’s Consolidated statements of income.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2015
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2015	2014	2014	2014	2014	2014	2014
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$537	$539	$618	$598	$607	—%	(12)%
Formula-based	3,065	3,186	3,178	3,396	3,443	(4)	(11)
PCI (b)	3,270	3,325	3,662	3,749	4,097	(2)	(20)
Total consumer, excluding credit card	6,872	7,050	7,458	7,743	8,147	(3)	(16)
Credit card
Asset-specific (a)(c)	458	500	500	583	606	(8)	(24)
Formula-based	2,976	2,939	3,090	3,011	2,985	1	—
Total credit card	3,434	3,439	3,590	3,594	3,591	—	(4)
Total consumer	10,306	10,489	11,048	11,337	11,738	(2)	(12)
Wholesale
Asset-specific (a)	115	87	124	138	144	32	(20)
Formula-based	3,644	3,609	3,717	3,851	3,965	1	(8)
Total wholesale	3,759	3,696	3,841	3,989	4,109	2	(9)
Total allowance for loan losses	14,065	14,185	14,889	15,326	15,847	(1)	(11)
Allowance for lending-related commitments	593	622	637	648	638	(5)	(7)
Total allowance for credit losses	$14,658	$14,807	$15,526	$15,974	$16,485	(1)	(11)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.25%	2.39%	2.59%	2.69%	2.83%
Credit card allowance to total credit card retained loans	2.84	2.69	2.84	2.86	2.96
Wholesale allowance to total wholesale retained loans	1.13	1.14	1.20	1.24	1.32
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.26	1.29	1.35	1.40	1.51
Total allowance to total retained loans	1.86	1.90	2.02	2.08	2.20
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	110	110	113	112	111
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	154	153	156	154	151
Wholesale allowance to wholesale retained nonaccrual loans	540	617	583	549	546
Total allowance to total retained nonaccrual loans	203	202	206	201	195

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.39	1.50	1.58	1.68	1.71
Total allowance to total retained loans	1.52	1.55	1.63	1.69	1.75
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	58	58	58	58	55
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (e)	106	106	105	105	100
Total allowance to total retained nonaccrual loans	156	155	155	152	145

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)	During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the allowances on page 31.

(c)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, and (ii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), Return on tangible common equity ("ROTCE"), and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Corporate & Investment Bank calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.